Hartford Life Insurance Company Separate Account VL II:

333-88261                               Hartford Select Leaders Last Survivor

Hartford Life and Annuity Insurance Company Separate Account VL II:

333-67373                               Hartford Select Leaders Last Survivor

Supplement Dated October 6, 2008 to the Prospectus Dated May 1, 2008

Supplement to your Prospectus

Utilities Portfolio of the Morgan Stanley Select Dimensions Investment Series

Effective November 3, 2008, the following name change is made to your prospectus:

Old Name	New Name

Utilities Portfolio	Global Infrastructure Portfolio

All references in your prospectus to the Utilities Portfolio should be deleted and replaced with the Global Infrastructure Portfolio.

This supplement should be retained with the prospectus for future reference.

HV-7859